INDEPENDENT AUDITORS’ REPORT

To the Members of
Rod’s Production Services, LLC
Joshua, Texas

We have audited the accompanying financial statements of Rod’s Production Services, LLC, which comprise the balance sheets as of December 31, 2012 and 2011, and the related statements of income, changes in members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rod’s Production Services, LLC as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Briggs & Veselka Co.
Houston, Texas

June 4, 2014

ROD’S PRODUCTION SERVICES, LLC
BALANCE SHEETS
DECEMBER 31, 2012 AND 2011

	2012	2011

ASSETS
Current assets
Cash and cash equivalents	$ 35,620	$ 316,487
Accounts receivable, net	4,783,780	6,249,999
Inventories	119,628	119,628
Prepaid expenses and other assets	76,860	47,276
Total current assets	5,015,888	6,733,390

Property and equipment, net	6,904,547	7,062,881

TOTAL ASSETS	$ 11,920,435	$ 13,796,271

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities
Accounts payable	$ 1,439,087	$ 1,024,951
Factoring liability	3,407,363	4,041,584
Current portion of long-term debt	893,738	494,132
Accrued expenses	397,828	557,131
Line of credit	100,000	250,000
Total current liabilities	6,238,016	6,367,798

Long-term debt	780,731	454,576
Total liabilities	7,018,747	6,822,374

Commitments and contingencies	—	—

Members’ equity	4,901,688	6,973,897

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$ 11,920,435	$ 13,796,271

The accompanying notes are an integral part of these financial statements.
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ROD’S PRODUCTION SERVICES, LLC
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	2012	2011

Revenues	$ 29,805,077	$ 24,981,205
Cost of revenues	23,306,424	15,140,447

Gross profit	6,498,653	9,840,758

Operating expenses	3,206,519	2,219,559

Income from operations	3,292,134	7,621,199

Other income (expense)
Interest income	—	153
Interest expense	(966,321)	(625,917)
Other expense	(3,481)	(4,106)
Total other expense, net	(969,802)	(629,870)

Net income before state income tax expense	2,322,332	6,991,329

State income tax expense	105,763	207,410

NET INCOME	$ 2,216,569	$ 6,783,919

The accompanying notes are an integral part of these financial statements.
(3)

ROD’S PRODUCTION SERVICES, LLC
STATEMENTS OF CHANGES IN MEMBERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	2012	2011

BALANCE AT BEGINNING OF YEAR	$6,973,897	$ 2,648,692

Net income	2,216,569	6,783,919

Contributions from members	—	52,601

Distributions to members	(4,288,778)	(2,511,315)

BALANCE AT END OF YEAR	$4,901,688	$ 6,973,897

The accompanying notes are an integral part of these financial statements.
(4)

ROD’S PRODUCTION SERVICES, LLC
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	2012	2011

Cash flows from operating activities
Net income	$2,216,569	$6,783,919
Adjustments to reconcile net income to net cash from
operating activities:
Depreciation	2,080,003	1,090,196
Bad debt expense	—	33,062
Changes in operating assets and liabilities:
Accounts receivable, net	1,466,219	(3,302,208)
Prepaid expenses and other assets	(29,584)	(27,482)
Accounts payable	414,136	981,182
Accrued expenses	(159,303)	362,252
Net cash from operating activities	5,988,040	5,920,921

Cash flows from investing activities
Acquisition of property and equipment	(1,679,144)	(6,212,333)
Net cash from investing activities	(1,679,144)	(6,212,333)

Cash flows from financing activities
Net (repayments) borrowings under line of credit	(150,000)	250,000
Borrowings on long-term debt	1,337,393	1,181,965
Payments on long-term debt	(854,157)	(361,675)
Change in factoring liability	(634,221)	1,497,932
Contributions from members	—	52,601
Distributions to members	(4,288,778)	(2,511,315)
Net cash from financing activities	(4,589,763)	109,508

Net change in cash and cash equivalents	(280,867)	(181,904)

Cash and cash equivalents, beginning of year	316,487	498,391

Cash and cash equivalents, end of year	$35,620	$316,487

Supplemental disclosure of cash flow information:
Cash paid for interest	$966,321	$625,917
Cash paid for taxes	$186,513	$—
Noncash investing and financing activities:
Financing of property and equipment acquisitions	$242,525	$40,000

The accompanying notes are an integral part of these financial statements.
(5)

ROD’S PRODUCTION SERVICES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

NOTE 1 – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Rod’s Production Services, LLC (“Rod’s” or the “Company”) was incorporated on November 3, 2010 in the state of Oklahoma. Prior to November 3, 2010, Rod’s operated as a sole proprietorship. The Company provides rental and supply services for the petrochemical industry primarily in Oklahoma, Texas, Pennsylvania and Ohio and is headquartered in Joshua, Texas. The Company’s year-end is December 31st.

Basis of Presentation – The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (GAAP).

Use of Estimates – The preparation of these financial statements in conformity with GAAP requires management to make estimates and certain assumptions that affect the reported amount of assets, liabilities, revenues and expenses, as well as certain financial statement disclosures. While management believes that the estimates and assumptions used in the preparation of the financial statements are appropriate, actual results could differ from these estimates.

Significant estimates include, but are not limited to, the assumptions used to calculate depreciation and amortization and the allowance for doubtful accounts. Because of the inherent uncertainties in these estimates, it is at least reasonably possible that the estimates used will change in the near term.

Concentration of Credit Risk – Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. At times, the Company maintains deposits in financial institutions in excess of federally insured limits. Management monitors the credit ratings and concentration of risk with these financial institutions on a continuing basis to safeguard cash deposits.

Revenue Recognition – Revenue is primarily derived from services and equipment rentals. Revenue from services is recognized when the services have been provided. Equipment rental income is recognized ratably as it is earned. Revenue from sales is recognized when the goods are shipped or delivered, as applicable.

Cash and Cash Equivalents – The Company considers all highly liquid instruments purchased with a maturity date of three months or less to be cash equivalents.

Accounts Receivable and Allowances for Doubtful Accounts – The Company does business and extends credit to its customers based on an evaluation of each customer’s financial condition, generally without requiring collateral. Exposure to losses on receivables is evaluated continuously by Company management. Accounts receivable are stated on the balance sheet net of the allowance for doubtful accounts, which is based on the Company’s review of the aging of its past receivables, economic conditions and financial stability of its customers. The allowance for doubtful accounts was $64,982 at December 31, 2012 and 2011.

Inventories – Inventories, consisting of drilling valves used in commercial drilling processes, are stated at the lower of cost, determined by the first-in, first-out method, or net realizable value.

(6)

ROD’S PRODUCTION SERVICES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

Property and Equipment – Property and equipment are carried at cost. All acquisitions of property and equipment of a clearly immaterial nature and all expenditures for repairs, maintenance, renewals, and betterments that do not materially prolong the useful lives of assets are expensed. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. The cost of leasehold improvements is amortized over the lesser of the estimated useful lives of the assets or the length of the related leases including renewals. When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is reflected in income.

Property and equipment are depreciated using the straight-line method over the following estimated useful lives of the assets:

Assets	Life

Building and building improvements	20 - 39 Years
Leasehold improvements	7 - 20 Years
Office furniture and equipment	5 - 7 Years
Machinery equipment	5 - 8 Years
Transportation equipment	3 - 5 Years

Factoring Arrangement – The Company has entered into a factoring agreement with a factoring company to finance its cash flow needs.  Under the factoring agreement, the factoring company provides cash advances against open receivables prior to collection.  Invoices of preapproved customers were submitted to the factoring company and the Company received 85% of the invoice in cash.  The factoring company initially charges a 1.5% fee on factored receivables.  If a customer fails to pay an invoice within 90 days of the invoice date, the Company must repurchase such receivables from the factoring company on demand.  During 2012 and 2011, factoring fees totaled $847,841 and $432,127, respectively.  The Company is responsible for receivables that remain uncollectible after 90 days under recourse provisions within the factoring agreement.

Impairment of Long-Lived Assets – The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The recoverability of an asset to be held and used is measured by a comparison of the carrying amount of the asset to future net undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount the carrying value of the assets exceeds the fair value of the assets. No impairment charges were recorded in 2012 and 2011.

Income Taxes – The Company is taxed as a pass-through entity for federal income tax purposes. The Company’s taxable income or loss is reported on the income tax returns of its members. Therefore, no provision or liability for federal income taxes is included in these financial statements. The Company files an income tax return in the state of Texas. The Texas margin tax applies to legal entities conducting business in Texas, including previously nontaxable entities such as limited partnerships and limited liability partnerships. The margin tax is based on Texas sourced taxable margin.

Uncertain tax positions are recognized in the financial statements only if that position is more-likely-than-not of being sustained upon examination by taxing authorities, based on the technical merits of the position. As of December 31, 2012 and 2011, there were no uncertain tax positions recorded.

The Company files income tax returns in the U.S. federal and various state jurisdictions. The Company’s periodic tax returns filed in 2008 and, thereafter, are subject to examination by taxing authorities in accordance with the normal statutes of limitations in the applicable jurisdictions.

(7)

ROD’S PRODUCTION SERVICES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

The tax is calculated by applying a tax rate to a base that considers both revenues and expenses and, therefore, has the characteristic of an income tax. The Company recorded $105,763 and $207,410 in state income tax for 2012 and 2011, respectively.

Recent Accounting Pronouncements – The Company has implemented all new accounting pronouncements and does not believe that there are any other new pronouncements that have been issued that may have a material impact on the financial statements.

Reclassifications – Certain reclassifications have been made to prior year amounts or balances to conform to the presentation in the current year. These reclassifications did not have an impact on the Company’s previously reported net income or equity.

NOTE 2 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31:

	2012	2011

Land	$ 336,768	$ 336,768
Building and building improvements	232,571	232,571
Leasehold improvements	184,586	158,828
Office furniture and equipment	31,867	31,867
Machinery equipment	8,591,014	6,994,481
Transportation equipment	956,821	665,688
Assets under construction	28,408	21,181
	10,362,035	8,441,384
Less: accumulated depreciation	(3,457,488)	(1,378,503)

Total property and equipment, net	$6,904,547	$ 7,062,881

Depreciation expense included in cost of revenues totaled $2,039,604 and $994,938 for 2012 and 2011, respectively. Depreciation expense included in operating expenses totaled $40,399 and $95,258 for 2012 and 2011, respectively.

NOTE 3 – ECONOMIC DEPENDENCY

For 2012, two customers comprised the majority of the Company’s revenues. During 2012, revenues from these customers totaled approximately $26,578,000 representing approximately 87% of total revenues. As of December 31, 2012, the amount due from these customers included in accounts receivable is $1,438,580 representing approximately 30% of total accounts receivable at this date.

For 2011, one customer comprised the majority of the Company’s revenues. During 2011, revenues from this customer totaled approximately $19,190,102 representing approximately 77% of total revenues. As of December 31, 2011, the amount due from this customer included in accounts receivable is $1,297,784 representing approximately 66% of total accounts receivable at this date.

(8)

ROD’S PRODUCTION SERVICES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

NOTE 4 – LINE OF CREDIT

The Company has a line of credit arrangement with a financial institution providing up to $250,000 in credit and bearing interest at a rate of prime plus 2.00% or the floor rate of 5.00% that expired in February 2012.

In November 2012, the Company re-instated the line of credit under the same terms with an expiration date of November 15, 2013. The line of credit is secured by substantially all assets of the Company. At December 31, 2012 and 2011, the outstanding balance on the line of credit was $100,000 and $250,000, respectively.

NOTE 5 – LONG-TERM DEBT

Long-term debt consists of the following at December 31:

	2012	2011

Note payable in monthly installments of $35,989 including
interest at 4.76%, secured by equipment, due March 2015.	$ 951,954	$—

Note payable in monthly installments of $14,437 including
interest at 4.68%, secured by equipment, due March 2014.	209,948	369,300

Note payable in monthly installments of $13,102 including
interest at 4.68%, secured by equipment, due March 2014.	190,310	334,757

Note payable in monthly installments of $1,717 including
interest at 6.98%, secured by equipment, due October 2015.	55,465	—

Note payable in monthly installments of $1,448 including
interest at 4.40%, secured by equipment, due August 2015.	43,539	—

Note payable in monthly installments of $1,583 including
interest at 4.76%, secured by equipment, due March 2015.	41,866	—

(9)

ROD’S PRODUCTION SERVICES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

	2012	2011

Note payable in monthly installments of $1,374 including
interest at 6.60%, secured by equipment, due January 2015.	30,080	—

Note payable in monthly installments of $1,249 including
interest at 6.60%, secured by equipment, due January 2015.	33,090	—

Note payable in monthly installments of $1,212 including
interest at 5.75%, secured by equipment, due July 2014.	23,165	35,977

Note payable in monthly installments of $1,739 including
interest at 5.99%, secured by equipment, due November 2013.	20,096	34,368

Note payable in monthly installments of $853 including
interest at 7.49%, secured by equipment, due July 2014.	11,406	24,685

Various equipment notes payable, due 2014	63,550	149,621
	1,674,469	948,708
Less: current portion	(893,738)	(494,132)

Total long-term debt	$780,731	$454,576

Future maturities of long-term debt are as follows:

For the Year Ending
December 31,	Amount

2013	$ 893,738
2014	600,427
2015	180,304

Total	$ 1,674,469

NOTE 6 – RELATED PARTY TRANSACTIONS

As discussed in Note 7, the Company leases certain grounds from related parties under an operating lease that expires in December 2015. Rent expense related to this lease was $12,000 for 2012 and 2011.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

Litigation – From time-to-time, the Company is subject to various litigation and other claims in the normal course of business. The Company established liabilities in connection with legal actions that management deems to be probable and estimable. No amounts have been accrued in the financial statements with respect to any matters.

Leases – The Company leases facilities under operating leases through 2015. As further discussed in Note 6, included in these leases is a lease from related parties. Rent expense for 2012 and 2011 totaled $78,900 and $47,872, respectively.

(10)

ROD’S PRODUCTION SERVICES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

Future minimum lease payments under these leases are as follows:

For the Year Ending
December 31,	Amount

2013	$ 73,200
2014	73,200
2015	37,500

Total	$ 183,900

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated subsequent events through June 4, 2014, the date which the financial statements were available to be issued.

(11)